Exhibit 10.3

NINTH AMENDMENT

THIS NINTH AMENDMENT to the Security Agreement (as defined below) (the “Amendment”) is entered into as of March 13, 2025 (the “Effective Date”), by and between Nightfood, Inc., a New York corporation (“NF Sub”), MJ Munchies, Inc., a Nevada corporation (“MJ Sub”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”), Future Hospitality Ventures Holdings Inc., a Nevada corporation (“FHV”), SWC Group, Inc., a California corporation (“SWC”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”, and collectively with NF Sub, MJ Sub, the Company, FHV, and SWC, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain security agreement dated on or around June 1, 2023 (as amended from time to time, the “Security Agreement”), a copy of which is attached hereto as Exhibit “A”; and

B. The Parties desire to amend the Security Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings given to them in the Security Agreement.

2. The definition of “Notes” in the Security Agreement shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Tenth Note, Eleventh Note, Twelfth Note, Thirteenth Note, Fourteenth Note, and Fifteenth Note (as defined in this Amendment). “Fifteenth Note” shall mean that certain senior secured promissory note in the principal amount of $425,000.00 issued by the Company to the Holder on or around March 13, 2025.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Security Agreement. Except as specifically modified hereby, all of the provisions of the Security Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

NIGHTFOOD HOLDINGS, INC.		Mast Hill Fund, L.P.

By:		By:
Name:	Lei Sonny Wang	Name:	Patrick Hassani
Title:	Chief Executive Officer	Title:	Chief Investment Officer

NIGHTFOOD, INC.

By:	Nightfood Holdings, Inc.
a Nevada corporation
Sole Shareholder

By:
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

MJ MUNCHIES, INC.

By:	Nightfood Holdings, Inc.
a Nevada corporation
Sole Shareholder

By:
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

Future Hospitality Ventures Holdings Inc.

By:	Nightfood Holdings, Inc.
a Nevada corporation
Sole Shareholder

By:
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

SWC GROUP, INC.

By:	Nightfood Holdings, Inc.
a Nevada corporation
Sole Shareholder

By:
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

Exhibit A

(see attached)